PARTNERSHIP INTEREST PURCHASE AGREEMENT


                                  BY AND AMONG


                              ANDERSON PARK, INC.,

                              CONSECO HPLP, L.L.C.

                             PEGASUS GROUP, INC. AND

                               HOOSIER PARK, L.P.


                                DECEMBER 20, 1995

                                                                January 31, 1996


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                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I.     DEFINITION AND CONSTRUCTION...................................  1

        Section 1.01.   Definitions..........................................  1
        Section 1.02.   Headings.............................................  4
        Section 1.03.   Construction.........................................  4

ARTICLE II.    TERMS OF PURCHASE OF PARTNERSHIP INTEREST.....................  4

        Section 2.01.   Purchase of Partnership Interest.....................  4
        Section 2.02.   Purchase Price.......................................  5
        Section 2.03.   Transfer Taxes and Costs ............................  5
        Section 2.04.   Conseco Option ......................................  5

ARTICLE III.   REPRESENTATIONS AND WARRANTIES OF API.........................  6

        Section 3.01.   Organization and Power of HPLP.......................  7
        Section 3.02.   Ownership Interest...................................  7
        Section 3.03.   Corporate Organization...............................  7
        Section 3.04.   Authorization........................................  7
        Section 3.05.   No Conflict or Violation.............................  7
        Section 3.06.   Approvals and Consents...............................  8
        Section 3.07.   Financial Statements.................................  8
        Section 3.08.   Brokers' or Finders' Fees............................  8
        Section 3.09.   Absence of Undisclosed Liabilities ..................  8
        Section 3.10.   Tax Matters..........................................  8
        Section 3.11.   Compliance; Governmental Authorization ..............  9
        Section 3.12.   Title to Property....................................  9
        Section 3.13.   Contracts, Agreements, and Commitments............... 10

ARTICLE IV.    REPRESENTATIONS AND WARRANTIES OF PEGASUS..................... 10

        Section 4.01.   Ownership Interest................................... 10
        Section 4.02.   Corporate Organization............................... 10
        Section 4.03.   Authorization........................................ 10
        Section 4.04.   No Conflict or Violation............................. 11
        Section 4.05.   Approvals and Consents............................... 11
        Section 4.06.   Brokers' or Finders' Fees............................ 11

ARTICLE V.     REPRESENTATIONS AND WARRANTIES OF CONSECO..................... 11

        Section 5.01.   Corporate Organization............................... 11
        Section 5.02.   Authorization........................................ 11
        Section 5.03.   No Conflict or Violation............................. 12
        Section 5.04.   Approvals and Consents............................... 12
        Section 5.05.   Brokers' or Finders' Fees............................ 12
        Section 5.06.   Investment Intent.................................... 12


                                       (i)

                                                                January 31, 1996
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                                                                            PAGE

ARTICLE VI.    COVENANTS OF HPLP............................................. 13

        Section 6.01.   Actions Before the Closing Date...................... 13
        Section 6.02.   Actions at the Closing............................... 13

ARTICLE VII.   COVENANTS OF API.............................................. 13

        Section 7.01.   Actions Before the Closing........................... 13
        Section 7.02.   Actions at the Closing............................... 14
        Section 7.03.   Confidentiality...................................... 14

ARTICLE VIII.  COVENANTS OF PEGASUS.......................................... 15

        Section 8.01.   Actions Before the Closing........................... 15
        Section 8.02.   Waiver and Consent................................... 15
        Section 8.03.   Actions at the Closing............................... 15
        Section 8.04.   Confidentiality.......................................16

ARTICLE IX.    COVENANTS OF CONSECO.......................................... 16

        Section 9.01.   Actions Before the Closing........................... 16
        Section 9.02.   Actions at the Closing............................... 17
        Section 9.03.   Consents............................................. 17
        Section 9.04.   Confidentiality...................................... 17

ARTICLE X.     CONDITIONS TO OBLIGATIONS..................................... 17

        Section 10.01.  Conseco.............................................. 17
        Section 10.02.  API.................................................. 18

ARTICLE XI.    CLOSING....................................................... 18

        Section 11.01.  Closing.............................................. 18
        Section 11.02.  Documents to be Delivered by API..................... 18
        Section 11.03.  Documents to be Delivered by Conseco................. 19
        Section 11.04.  Documents to be Delivered by Pegasus................. 20

ARTICLE XII.   TERMINATION................................................... 20

        Section 12.01.  Conditions of Termination............................ 20
        Section 12.02.  Effect of Termination................................ 21

ARTICLE XIII.  INDEMNIFICATION................................................21

        Section 13.01.  Indemnification by API................................21
        Section 13.02.  Indemnification by Conseco............................21
        Section 13.03.  Indemnification by Pegasus............................21
        Section 13.04.  Indemnification by HPLP...............................21
        Section 13.05.  Procedure.............................................22
        Section 13.06.  Limitations on Indemnification........................22

                                      (ii)

                                                                January 31, 1996


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                                                                            PAGE

ARTICLE XIV.   MISCELLANEOUS..................................................23

        Section 14.01.  Public Announcements..................................23
        Section 14.02.  Expenses..............................................23
        Section 14.03.  Survival of Representations...........................23
        Section 14.04.  Notices...............................................23
        Section 14.05.  Severability..........................................25
        Section 14.06.  Entire Agreement......................................25
        Section 14.07.  Amendments; Waivers...................................25
        Section 14.08.  Parties in Interest...................................25
        Section 14.09.  Successors and Assigns................................25
        Section 14.10.  Governing Law; Jurisdiction...........................25
        Section 14.11.  Counterparts..........................................26
        Section 14.12.  Schedule Update.......................................26





































                                                (iii)

                                                                January 31, 1996


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                     PARTNERSHIP INTEREST PURCHASE AGREEMENT


        THIS PARTNERSHIP INTEREST PURCHASE AGREEMENT (this "Agreement") is made and entered into as of this 20th day of December, 1995, by and among Anderson Park, Inc., an Indiana corporation ("API") in its corporate capacity and in its capacity as general partner of Hoosier Park, L.P., Conseco HPLP, L.L.C., an Indiana limited liability company ("Conseco"), Pegasus Group, Inc., an Indiana corporation ("Pegasus") and Hoosier Park, L.P., an Indiana limited partnership ("HPLP").

                              W I T N E S S E T H :

        WHEREAS, API and Pegasus are the only partners in HPLP;

        WHEREAS, Conseco desires to purchase a portion of API's partnership interest in HPLP and API desires to sell to Conseco a portion of its partnership interest in HPLP; and

        WHEREAS, Pegasus desires to consent to waive and waive certain rights it has in connection with the consummation of the sale of the portion of partnership interest by API to Conseco.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                           DEFINITION AND CONSTRUCTION

        SECTION 1.01. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated below (the definitions to be applicable to both the singular and the plural form of the terms defined, where either such form is used in this Agreement):

        "Additional  HPLP Debt  Interest"  has the  meaning set forth in SECTION
2.04 of this Agreement.

        "Additional Partnership Interest" has the meaning set forth in
SECTION 2.04 of this Agreement.

        "Amended and Restated HPLP Limited Partnership Agreement" means the Amended and Restated HPLP Agreement of Limited Partnership by and among API, Conseco and Pegasus dated as of the Closing Date substantially in the form of EXHIBIT B.

        "Amended and Restated Management Agreement" means the Amended and Restated Management Agreement by and between CDMC and HPLP dated as of the Closing Date substantially in the form of EXHIBIT D.


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        "Amended  Trademark  License  Agreement"  means  the  Amended  Trademark
License Agreement by and between CDI and the Partnership dated as of the Closing Date substantially in the form of Exhibit F.

        "API" means Anderson Park, Inc., an Indiana corporation.

        "API Pledge Agreement" means the API Pledge Agreement by and between API and CDMC dated August 30, 1994.

        "Bill  of Sale and  Assignment"  means  the Bill of Sale and  Assignment
Agreement by and between API and Conseco dated as of the Closing Date substantially in the form of EXHIBIT A.

        "Board" means the City of Anderson, Indiana, Park and Recreation
Board.

        "CDI" means Churchill Downs Incorporated, a Kentucky corporation.

        "CDMC" means Churchill Downs Management Company, a Kentucky corporation.

        "Claims" has the meaning set forth in SECTION 13.01 of this Agreement.

        "Closing" has the meaning set forth in SECTION 11.01 of this Agreement.

        "Closing Date" has the meaning set forth in SECTION 11.01 of this Agreement.

        "Conseco" shall mean Conseco HPLP, L.L.C., an Indiana limited liability company.

        "Conseco, Inc." means Conseco, Inc., an Indiana corporation.

        "Conseco Option" has the meaning set forth in SECTION 2.04 of this Agreement.

        "Conseco Pledge Agreement" means the Conseco Pledge Agreement by and between Conseco and CDMC dated as of the Closing Date substantially in the form of EXHIBIT G.

        "Financial Advisory Agreement" means the Financial Advisory Agreement by and between CDMC and Conseco substantially in the form of Exhibit E.

        "Financial Statements" has the meaning set forth in SECTION 3.07 of this Agreement.

        "Financing Document" shall mean the Financing Document by and between API and Conseco dated as of the Closing Date substantially in the form of EXHIBIT C.



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        "HPLP" means Hoosier Park, L.P., an Indiana limited partnership.

        "HPLP Debt" means the total principal amount of the debt outstanding owed from HPLP to CDMC as of the Closing Date and thereafter owed to CDMC and Conseco, including accrued but unpaid interest, but excluding working capital debt, and including management fees which are accrued and unpaid as of the Closing Date for the purchase of the Initial Partnership Interest, but excluding management fees which accrue thereafter.

        "HPLP Debt Interest" has the meaning set forth in SECTION 2.01 of this Agreement.

        "HPLP Limited Partnership Agreement" means the Hoosier Park, L.P. Agreement of Limited Partnership by and between API and Pegasus dated August 30, 1994.

        "Income Taxes" shall mean any income, gross receipts, gains, net worth, surplus, franchise or withholding taxes (including interest, penalties or other additions to Tax) imposed by a Tax Authority.

        "Indemnified Party" has the meaning set forth in SECTION 13.05 of this Agreement.

        "Indemnifying Party" has the meaning set forth in SECTION 13.05 of this Agreement.

        "Initial HPLP Debt Interest" has the meaning set forth in SECTION 2.01 of this Agreement.

        "Initial Partnership Interest" has the meaning set forth in
SECTION 2.01 of this Agreement.

        "Material Adverse Effect" when used in reference to a Person or Persons, shall mean a material adverse effect on the business, assets, liabilities, operations, results of operations or financial condition of the Person or Persons.

        "Omnibus Agreement" means the Omnibus Agreement by and among CDMC, API, Pegasus and Roderick J. Ratcliff dated August 30, 1994.

        "Option Closing" has the meaning set forth in SECTION 2.04 of this Agreement.

        "Option Price" has the meaning set forth in SECTION 2.04 of this Agreement.

        "Partnership Interest" has the meaning set forth in SECTION 2.01 of this Agreement.

        "Pegasus" means Pegasus Group, Inc., an Indiana corporation, and includes Roderick J. Ratcliff, the sole shareholder of Pegasus Group, Inc.



                                                                January 31, 1996
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        "Pegasus  Pledge  Agreement"  means the Pegasus Pledge  Agreement by and between Pegasus and CDMC dated August 30, 1994.

        "Person"  means  any  individual,   corporation,   partnership,  limited
liability company, association, trust, organization or other entity.

        "Purchase Price" has the meaning set forth in SECTION 2.02 of this Agreement.

        "Tax Authority" shall mean a foreign or United States federal,  state or
local   government   authority   having   jurisdiction   over  the   assessment,
determination, collection or imposition of any Tax, as the context requires.

        "Tax and Taxes" shall mean all taxes, charges, fees, levies or other assessments, including without limitation, all net income, gross income, gross receipts, sales, use, value added, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, windfall profit, alternative or add on minimum, excise, estimated, severance, stamp, occupation, property or other taxes, customs, duties, fees, assessments, or charges of any kind whatsoever, all pari-mutuel wagering, satellite facility and attendance and similar taxes, together with any interest and any penalties, additions to tax or additional amounts imposed by any Tax Authority with respect thereto.

        SECTION 1.02. HEADINGS. The subject headings of the sections and articles of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

        SECTION 1.03. CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement, and, in the event of an ambiguity or a question of intent or a need for interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                                   ARTICLE II.

                    TERMS OF PURCHASE OF PARTNERSHIP INTEREST

        SECTION 2.01. PURCHASE OF PARTNERSHIP INTEREST. Upon and subject to the terms and conditions set forth in this Agreement, at the Closing Conseco shall purchase from API, and API shall transfer, assign, set over and deliver to Conseco ten percent (10%) of the total outstanding ownership interests in HPLP, including the liabilities associated therewith, (the "Initial Partnership Interest", and together with the Additional Partnership Interest, the "Partnership Interest"), and in connection therewith to also acquire from CDMC a ten percent (10%) interest in the HPLP Debt (the "Initial HPLP Debt Interest").



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        SECTION  2.02.  PURCHASE  PRICE.  The  purchase  price  for the  Initial
Partnership Interest shall be Two Hundred Eighteen Thousand Dollars ($218,000) and the purchase price for the Initial HPLP Debt Interest shall be an amount equal to ten percent (10%) of the HPLP Debt at the Closing (collectively, the "Purchase Price"). Conseco shall pay the Purchase Price at the Closing to API either by a certified or bank cashier's check or by a wire transfer of immediately available funds. The exact amount of the Purchase Price shall be determined provisionally by the parties at the Closing, subject to such adjustments as are mutually agreed to by the parties within thirty (30) days after the Closing.

        SECTION 2.03. TRANSFER TAXES AND COSTS. All Taxes (other than Income Taxes and taxes on, relating to or measured by income or gains), stamp duties, notarial, registration and recording fees and similar Taxes resulting from or relating to the sale and transfer of the Partnership Interest to Conseco shall be borne by Conseco.

        SECTION 2.04. CONSECO OPTION. For the period from the Closing Date to and including December 31, 1998, API hereby grants to Conseco and Conseco shall have the non-assignable option (the "Conseco Option") to acquire from API forty-seven percent (47%) of the total outstanding ownership interests in HPLP, including the liabilities associated therewith (the "Additional Partnership Interest"), to become the sole general partner of HPLP in place of API, and in connection therewith, to also acquire from CDMC an additional interest in the HPLP Debt (the "Additional HPLP Debt Interest"). The purchase price for the Additional Partnership Interest and the Additional HPLP Debt Interest (collectively, the "Option Price") shall be Twenty-Two Million One Hundred Fifty-Six Thousand Dollars ($22,156,000). The Conseco Option may be exercised by written notice from Conseco to API at any time on or before December 31, 1998. Conseco shall pay the Option Price to API and CDMC at the closing of such transaction (the "Option Closing") either by certified or bankers cashier check or by wire transfer of immediately available funds. At the Option Closing, API shall provide to Conseco a certificate executed by the President of API certifying that (i) the representations and warranties of API set forth in this Agreement are true and correct as of the date of such closing, except that the representations and warranties set forth in SECTIONS 3.07 AND 3.09 AND SECTION
3.02 of this Agreement shall be remade with respect to the most recent audited financial statements of HPLP and ownership interests in the Partnership, respectively,, (ii) the Schedules to this Agreement have been updated to the date of such closing and delivered to Conseco and (iii) all of the covenants, conditions and obligations required by this Agreement to be performed by API and HPLP shall have been and will be performed and complied with as of the date of the Option Closing and thereafter, as the case may be. At the Option Closing, API shall execute and deliver to Conseco (i) a duly executed Bill of Sale and Assignment, substantially in the form of Exhibit A hereto, for the Additional Partnership Interest, (ii) appropriate documentation for Conseco to replace API as the sole general partner of the Partnership and otherwise effectuate the transactions, (iii) updated Schedules to this Agreement and (iv) copies of all consents and approvals required to be obtained to effectuate the transactions. At the Option Closing, Conseco shall provide to API a Certificate executed by the managing member of Conseco, certifying that (i) the representations and warranties of Conseco set forth in this Agreement are true and correct as of the

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                                        5

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date of such closing,  (ii) all of the  covenants,  conditions  and  obligations required by this Agreement to be performed by Conseco shall have been and will be performed and complied with as of the date of the Option Closing and, thereafter, as the case may be, and (iii) execute and deliver to API a Financing Document, substantially in the form of Exhibit C hereto, for the Additional HPLP Debt Interest.

        At the Option Closing the Option Price shall be allocated between the Additional Partnership Interest and the Additional HPLP Debt Interest as follows:

               (a) if the principal amount of the HPLP Debt on the date of the Option Closing is equal to or more than Twenty-Eight Million Seven Hundred Thousand Dollars ($28,700,000), Six Million Two Hundred Twenty-Two Thousand Dollars ($6,222,000) of the Option Price shall be allocated as the purchase price of the Additional Partnership Interest and Fifteen Million Nine Hundred Thirty-Four Thousand Dollars ($15,934,000) of the Option Price shall be allocated to the purchase of an equivalent principal amount of the HPLP Debt then owed to CDMC; or

               (b) if the principal amount of the HPLP Debt on the date of the Option Closing is less than Twenty-Eight Million Seven Hundred Thousand Dollars ($28,700,000), an amount of the Option Price equal to Fifty-Five and Fifty-Two One Hundredths Percent (55.52%) of the HPLP Debt shall first be allocated to the purchase of an equivalent principal amount of the HPLP Debt then owed to CDMC, and the balance of the Option Price shall be allocated to the purchase of the Additional Partnership Interest.

        The Conseco Option shall terminate and shall not be exercisable upon the
(i) Bankruptcy (as such term is defined in the Amended and Restated HPLP Partnership Agreement) of Conseco or, (ii) transfer of interest in Conseco which would cause the ownership of more than 50% of all the ownership interest and voting rights of Conseco to change to another Person, other than a direct or indirect wholly-owned subsidiary of Conseco, Inc.

                                  ARTICLE III.

                      REPRESENTATIONS AND WARRANTIES OF API

        As a material inducement to Conseco and Pegasus to enter into this Agreement and to consummate the transactions contemplated hereby, API, both in its capacity as the General Partner of HPLP and in its corporate capacity, represents and warrants to Conseco that:

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                                        6

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        SECTION  3.01.  ORGANIZATION  AND  POWER  OF  HPLP.  HPLP  is a  limited partnership duly organized, validly existing, and in existence under the laws of the State of Indiana, for which all reports required to be filed with the Indiana Secretary of State have been filed, and for which no articles of dissolution have been filed with the Indiana Secretary of State. HPLP has all requisite power and authority to carry on its business as it is now being conducted.

        SECTION 3.02. OWNERSHIP INTEREST. HPLP is owned eighty-seven percent (87%) by API and thirteen percent (13%) by Pegasus. There are no other holders of any ownership interest in HPLP. There are no outstanding subscriptions, options, warrants, contracts, commitments, convertible securities or other agreements or arrangements of any character or nature whatsoever under which API or HPLP is or may become obligated to issue, assign or transfer any ownership interest in HPLP, except as provided in the API Pledge Agreement and the HPLP Limited Partnership Agreement.

        SECTION 3.03. CORPORATE ORGANIZATION. API is a corporation validly existing under the laws of the State of Indiana, for which all reports required to be filed with the Indiana Secretary of State have been filed, and for which no articles of dissolution have been filed with the Indiana Secretary of State, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted.

        SECTION 3.04. AUTHORIZATION. As of the Closing Date, API has all requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of API's obligations hereunder have been duly authorized by all necessary action on the part of API, subject to obtaining approval of the Board of Directors of CDMC and CDI which will be obtained prior to Closing, and no other corporate proceedings on the part of API are necessary to authorize the execution, delivery and performance. This Agreement has been duly executed and delivered by API and constitutes API's valid and binding obligation, enforceable against API in accordance with its terms.

        SECTION 3.05. NO CONFLICT OR VIOLATION. The sale of the Partnership Interest from API to Conseco will not (a) conflict or breach any provision of the HPLP Limited Partnership Agreement or the Amended and Restated HPLP Limited Partnership Agreement, except for such conflict or breach as to which requisite waivers or consents have been obtained prior to Closing; (b) conflict or breach with any provision of the articles of incorporation, bylaws or other governing documents of API; (c) conflict, breach or result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, lien, bond, mortgage, indenture, license, lease, agreement, consent order, or other instrument or obligation to which HPLP or API is a party, or by which HPLP or API or any of their assets or properties may be bound, which conflict, breach or default would have a Material Adverse Effect on HPLP or API, except for such conflict, breach, or default as to which requisite waivers or consents have been obtained prior to Closing; or (d) violate any judgment, order, writ, injunction, or decree of any court, administrative agency, or governmental or

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                                        7

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regulatory authority applicable to HPLP or API or any of their assets or properties.

        SECTION 3.06. APPROVALS AND CONSENTS. Except as set forth in SCHEDULE 3.06, the execution, delivery and performance of this Agreement by HPLP and API does not require HPLP or API to obtain the consent or approval of, or to make any filing with, any governmental or regulatory authority, or other Person except such consents, approvals or filings that have been obtained or made as of the Closing Date or the failure to obtain or file would not have a Material Adverse Effect on HPLP or API. API further represents that, except as set forth in Schedule 3.06, it is not a party to any agreement and it has no knowledge of any fact or circumstance which would prevent the Indiana Horse Racing Commission or the Board from approving the transfer and purchase of the Partnership Interest from API to a duly qualified transferee.

        SECTION 3.07. FINANCIAL STATEMENTS. Attached hereto as SCHEDULE 3.07 are true, complete and correct copies of (i) the audited financial statements of HPLP for the period from September 1, 1994 through December 31, 1994 and (ii) the unaudited financial statements of HPLP for the period from January 1, 1995, through September 30, 1995 (the "Financial Statements"). The 1994 Financial Statements were prepared in accordance with generally accepted accounting principles and present fairly the financial position, results of operations and cash flows of HPLP as of and for the period presented.

        SECTION 3.08. BROKERS' OR FINDERS' FEES. No agent, investment banker, Person or firm acting on behalf of HPLP or API is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated hereby.

        SECTION 3.09. ABSENCE OF UNDISCLOSED LIABILITIES. Except as reflected in the Financial Statements or as set forth in SCHEDULE 3.09, HPLP has no financial obligations, liabilities or accrued obligations of a type which would be disclosed or reserved for in financial statements prepared in accordance with generally accepted accounting principles.

        SECTION 3.10.  TAX MATTERS.  Except as set forth in SCHEDULE
3.10:

               (a) all applicable federal, state, local and foreign tax returns and tax reports required to be filed by HPLP have been filed with the appropriate governmental agencies and all jurisdictions in which such returns and reports are required to be filed, and all of such returns and reports are true, correct and complete in all material respects;



                                                                January 31, 1996
                                        8

               (b) all applicable federal, state, local and foreign income, profits, franchise, sales or use, occupation, property, excise, payroll, and other taxes (including interest and penalties) due from HPLP have been fully paid;

               (c) no federal, state, local, or foreign income tax or franchise tax returns of or in respect of HPLP, to the best of HPLP's knowledge, have been examined by the Internal Revenue Service or any state, local, or foreign taxing authority;

               (d) no pending issues have been brought to HPLP's attention by the Internal Revenue Service or any state, local, or foreign taxing authority with respect to any tax return, report, election, or filing, or any tax matter of HPLP, and API knows of no unpaid assessment or of any basis or assessment by any of such taxing authorities; and

               (e) HPLP has established adequate reserves for all current taxes and all other governmental charges which are not currently due and payable, which reserves are adequately reflected in the Financial Statements.

        SECTION 3.11. COMPLIANCE; GOVERNMENTAL AUTHORIZATION. Except as set forth in SCHEDULE 3.11, HPLP

               (a) has complied in all material respects with all laws, regulations, ordinances, and orders (including, without limitation, those relating to environmental protection, conservation, occupational safety and health, and equal employment opportunity) which have any material application to its business, assets or properties, and has not received any claims, charges, or investigations, or threats of claims, charges, or investigations of HPLP to comply therewith;

               (b) has all federal, state, local and foreign governmental licenses and permits necessary for conducting its business and such licenses and permits are in full force and effect, no material violations have been recorded in respect of any such licenses or permits, and no proceeding is pending or, to the best of API's knowledge, threatened to revoke or limit any such license or permit; and

               (c) is in material compliance with all orders, writs, injunctions and decrees applicable to it or any of its operations, assets or properties.

        SECTION 3.12. TITLE TO PROPERTY. HPLP has good and marketable title to all of its assets and properties (or interests therein), real or personal, tangible or intangible, which it owns or leases, free and clear of all mortgages, liens, pledges, charges, security interests, or encumbrances except:

               (a)    as set forth in SCHEDULE 3.12; and



                                                                January 31, 1996
                                        9

               (b) liens for real and personal property taxes not yet due and payable.

        SECTION 3.13. CONTRACTS, AGREEMENTS, AND COMMITMENTS. Except for the contracts, agreements and commitments set forth in SCHEDULE 3.13, (true and complete copies of which have been provided to or made available to Conseco) HPLP is not a party to, or bound by any written or oral contract, agreement or commitment which involves the payment or potential payment per annum by or to HPLP of more than $50,000 individually or $100,000 in the aggregate (with respect to contracts relating to the same general subject matter) or that are otherwise material to the business, operations, assets or property of HPLP. Each contract disclosed or required to be disclosed in SCHEDULE 3.13 is in full force and effect and constitutes a valid and binding obligation of HPLP in accordance with its terms and neither API nor, to the knowledge of API, any other party to such contract, has violated, breached or defaulted under such contract, unless such violation, breach or default has been cured or waived, or, with or without notice or lapse of time or both, would be in violation or breach of or default under any such contract.

                                   ARTICLE IV.

                    REPRESENTATIONS AND WARRANTIES OF PEGASUS

        As a material inducement to API and Conseco to enter into this Agreement and to consummate the transactions contemplated hereby, Pegasus represents and warrants to API and Conseco that:

        SECTION 4.01. OWNERSHIP INTEREST. Pegasus owns a thirteen percent (13%) interest in HPLP and is a limited partner of HPLP. There are no outstanding subscriptions, options, warrants, contracts, commitments, convertible securities or other agreements or arrangements of any character or nature whatsoever under which Pegasus is or may become obligated to issue, assign or transfer any ownership interest in HPLP, except the Pegasus Pledge Agreement, the HPLP Limited Partnership Agreement and the Omnibus Agreement.

        SECTION 4.02. CORPORATE ORGANIZATION. Pegasus is a corporation duly organized, validly existing, and in existence under the laws of the State of Indiana, for which all reports required to be filed with the Indiana Secretary of State have been filed, and for which no articles of dissolution have been filed with the Indiana Secretary of State, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted. Roderick J. Ratcliff owns all of the outstanding shares of Pegasus. There are no outstanding, asserted or unasserted claims of any former shareholder of Pegasus against Pegasus, API, CDMC or CDI.

        SECTION 4.03. AUTHORIZATION. Pegasus has all requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and performance of Pegasus' obligations hereunder have

                                                                January 31, 1996
                                       10
been duly authorized by all necessary action on the part of Pegasus, and no other corporate proceedings on the part of Pegasus are necessary to authorize the execution, delivery and performance. This Agreement has been duly executed and delivered by Pegasus and constitutes Pegasus' valid and binding obligation enforceable against Pegasus in accordance with its terms.

        SECTION 4.04. NO CONFLICT OR VIOLATION. The performance of Pegasus' obligations hereunder will not (a) conflict or breach any provision of the articles of incorporation, bylaws or other governing documents of Pegasus; (b) conflict, breach or result in default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, lien, bond, mortgage, indenture, license, lease, agreement, consent order, or other instrument or obligation to which Pegasus is a party, or by which Pegasus or its assets or properties may be bound; or (c) violate any judgment, order, writ, injunction, or decree of any court, administrative agency, or governmental or regulatory authority applicable to Pegasus or any of its assets or properties.

        SECTION 4.05. APPROVALS AND CONSENTS. The execution, delivery and performance of this Agreement does not require Pegasus to obtain the approval or consent of, or to make any filing with, any government, governmental body or agency, or other Person.

        SECTION 4.06. BROKERS' OR FINDERS' FEES. No agent, investment banker, Person or firm acting on behalf of Pegasus is or will be entitled to any broker's or finder's fee or any other commission or service fee in connection with any of the transactions contemplated hereby.

                                   ARTICLE V.

                    REPRESENTATIONS AND WARRANTIES OF CONSECO

        As a material inducement to API and Pegasus to enter into this Agreement and to consummate the transactions contemplated hereby, Conseco represents and warrants to API and Pegasus that:

        SECTION 5.01. CORPORATE ORGANIZATION. Conseco is a limited liability company duly organized, validly existing, and in existence under the laws of the State of Indiana, for which all reports required to be filed with the Indiana Secretary of State have been filed, and for which no articles of dissolution have been filed with the Indiana Secretary of State, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted.

        SECTION 5.02. AUTHORIZATION. Conseco has all requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of Conseco's obligations hereunder have been duly authorized by all necessary action on the part of

                                                                January 31, 1996
                                       11

Conseco, and no other corporate proceedings on the part of Conseco are necessary to authorize the execution, delivery and performance. This Agreement has been duly executed and delivered by Conseco and constitutes Conseco's valid and binding obligation, enforceable against Conseco in accordance with its terms.

        SECTION 5.03. NO CONFLICT OR VIOLATION. The purchase of the Partnership Interest from API by Conseco will not (a) conflict or breach with any provision of the articles of incorporation, bylaws or other governing documents of Conseco; (b) conflict, breach or result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, lien, bond, mortgage, indenture, license, lease, agreement, consent order, or other instrument or obligation to which Conseco is a party, or by which Conseco or any of its assets or properties may be found, except for such conflict, breach of default as to which requisite waivers or consents have been obtained prior to Closing; or (c) violate any judgment, order, writ, injunction, or decree of any court, administrative agency, or governmental or regulatory authority applicable to Conseco or any of its assets or properties.

        SECTION 5.04. APPROVALS AND CONSENTS. The execution, delivery and performance of this Agreement by Conseco does not require Conseco to obtain the consent or approval of, or to make any filing with, any governmental regulatory authority or other person except (a) as set forth in SCHEDULE 5.04. Conseco further represents that it has no knowledge of any fact or circumstance which would permit the Indiana Horse Racing Commission or the Board to disapprove the transfer and purchase of the Partnership Interest from API to Conseco.

        SECTION 5.05. BROKERS' OR FINDERS' FEES. No agent, investment banker, Person or firm acting on behalf of Conseco is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated hereby.

        SECTION 5.06. INVESTMENT INTENT. The Partnership Interest is being purchased for investment purposes only and not with a view to distribution thereof, and will not be sold except after compliance with all applicable terms of the Amended and Restated HPLP Limited Partnership Agreement. Conseco accepts in full all risks of investment in HPLP, recognizing that an investment in HPLP is speculative and may result in a loss of its entire investment. Conseco acknowledges that the transferability of the Partnership Interest is severely limited and that Conseco must continue to bear the economic risk of this investment for an indefinite period as the Partnership Interest has not been registered under the Securities Act of 1933, as amended, or any state securities laws and therefore cannot be offered or sold unless it is subsequently so registered or an exemption from such registration is available. Conseco has had a full and complete opportunity to investigate all material facts, inspect documents and question personnel in all matters relating to the Partnership and its business.


                                                                January 31, 1996
                                       12

                                   ARTICLE VI.

                                COVENANTS OF HPLP

        SECTION 6.01. ACTIONS BEFORE THE CLOSING DATE. From the date hereof until the Closing Date:

               (a) HPLP shall conduct its business in the ordinary course consistent with past practice and shall not do any other act that would cause any representation or warranty of API, either as General Partner or in its corporate capacity, or Pegasus in this Agreement to be or become untrue in any material respect.

               (b) HPLP shall afford to Conseco, and to the accountants, counsel and representatives of Conseco, full and complete access, upon reasonable notice and during normal business hours prior to the Closing Date (or earlier termination of this Agreement pursuant to Article XI) to (i) all books and records relating to HPLP's business and (ii) HPLP's business and operations thereof. HPLP shall also, during that period and upon the preceding terms, make its personnel, counsel, and independent accountants available to discuss with Conseco and its accountants, counsel, and representatives those aspects of the HPLP's business that Conseco, its accountants, or counsel may deem necessary or desirable.

               (c) Upon the terms and subject to the conditions of this Agreement, HPLP shall use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable, consistent with applicable law, to consummate and make effective the transactions contemplated hereby.

        SECTION 6.02. ACTIONS AT THE CLOSING. At the Closing, HPLP shall record the transfer of the Partnership Interest to Conseco from API in its partnership books.

                                  ARTICLE VII.

                                COVENANTS OF API

        SECTION 7.01. ACTIONS BEFORE THE CLOSING. From the date hereof until and including the Closing Date:

               (a) API shall not do any act that would (i) cause any of its representations or warrants in this Agreement to be or become untrue in any material respect, or (ii) cause any of HPLP's covenants in this Agreement to be violated.

               (b) Upon the terms and subject to the conditions of this Agreement, API shall use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable, consistent with applicable law,

                                                                January 31, 1996
                                       13
        to consummate and make effective the transactions contemplated hereby, including action necessary to obtain all consents, waivers, authorizations, and approvals of all governmental and regulatory authorities, and of all other Persons required to be obtained or made by API or HPLP in connection with its execution, delivery, and performance of this Agreement. The expenses, including attorneys' fees, required in connection with approvals required of the Indiana Horse Racing Commission and the Board for the sale of API's Partnership Interest to Conseco, shall be borne by HPLP. The fees for the background investigation of Conseco required to be paid to the Indiana Horse Racing Commission in connection with such approvals shall be paid by Conseco. The expenses, including filing fees and attorneys' fees, for the requisite approvals of the Indiana Alcoholic Beverage Commission for the changes in ownership of permits held by HPLP for the sale of alcoholic beverages at the horse racetrack and satellite wagering facilities, shall be borne by HPLP.

               (c) API shall promptly deliver to Conseco and Pegasus any information concerning events subsequent to the date of this Agreement, up and through the Closing Date, which is necessary to supplement the representations and warranties of API contained herein in order that the information contained in this Agreement is true and correct in all material respects.

        SECTION 7.02. ACTIONS AT THE CLOSING. At the Closing, API shall deliver all of the documents listed in SECTION 11.02 of this Agreement.

        SECTION 7.03. CONFIDENTIALITY. API (a) shall not directly or indirectly use, for its own benefit or otherwise, or disclose to any other Person any of the information acquired from Conseco or its representatives pursuant to this Agreement or in connection with the transactions contemplated hereby, except to the extent that such information (i) is or becomes generally available to the trade or the public other than as a result of a disclosure by API or its representatives, (ii) was available to API prior to disclosure to API by Conseco, or its representatives, (iii) becomes available to API from a source other than Conseco or its representatives, which source was not itself bound by a confidentiality agreement with Conseco or its representatives, or (iv) is required to be disclosed by law or order of a court or governmental body, and
(b) if the Closing hereunder shall not occur, shall return to Conseco all documents and copies thereof delivered to API by Conseco or its representatives hereunder or in connection herewith.



                                                                January 31, 1996
                                       14

                                  ARTICLE VIII.

                              COVENANTS OF PEGASUS

        SECTION 8.01. ACTIONS BEFORE THE CLOSING. From the date hereof until and including the Closing Date:

               (a) Pegasus shall not do any act that would cause any of its representations or warrants in this Agreement to be or become untrue in any material respect.

               (b) Upon the terms and subject to the conditions of this Agreement, Pegasus shall use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable, consistent with applicable law, to consummate and make effective the transactions contemplated hereby.

               (c) Pegasus shall promptly deliver to Conseco and API any information concerning events subsequent to the date of this Agreement which is necessary to supplement the representations and warranties of Pegasus contained herein in order that the information contained in this Agreement is true and correct in all material respects.

        SECTION 8.02. WAIVER AND CONSENT. Effective as of the date hereof, Pegasus releases permanently and waives its co-sale right contained in ARTICLE IX of the HPLP Limited Partnership Agreement with respect to the sale by API to Conseco of the Partnership Interest to be sold to Conseco at the Closing and the sale, if any, by API of the Additional Partnership Interest to Conseco pursuant to the Conseco Option. Effective as of the Closing, Pegasus (a) releases and permanently waives the restrictions contained in Section 11(b) of the Omnibus Agreement on transfers of ownership interest in the Partnership by CDMC; (b) terminates Section 19 of the Omnibus Agreement; and (c) consents to the execution of the Amended and Restated Management Agreement, the Amended Trademark License Agreement, the Financial Advisory Agreement, and the Financing Document, to the change of the General Partner upon the exercise of the Conseco Option and continuation of the Partnership pursuant to Article VIII of the HPLP Limited Partnership Agreement, and to all other actions required to consummate the transactions contemplated by this Agreement which require consent pursuant to the HPLP Limited Partnership Agreement.

        SECTION 8.03.  ACTIONS AT THE CLOSING.  At the Closing:

               (a)    Pegasus shall deliver all of the documents listed in
        SECTION 11.04 of this Agreement; and

               (b) Roderick J. Ratcliff shall resign from the Board of Directors of API and thereafter Pegasus shall not be entitled to any seat on the Board of Directors of API, or its successors, notwithstanding SECTION 10 of the Omnibus Agreement, and releases and waives any claims, whether asserted or not, and waives any rights it may have in the future to representation on the Board of Directors of API.

                                                                January 31, 1996
                                       15

        SECTION 8.04. CONFIDENTIALITY. Pegasus (a) shall not directly or indirectly use, for its own benefit or otherwise, or disclose to any other Person any of the information acquired from HPLP, API, Conseco or any of their representatives pursuant to this Agreement or in connection with the transactions contemplated hereby, except to the extent that such information (i) is or becomes generally available to the trade or the public other than as a result of a disclosure by Pegasus or its representatives, (ii) was available to Pegasus prior to disclosure to Pegasus by HPLP, API, Conseco or any of their representatives, (iii) becomes available to Pegasus from a source other than HPLP, API, Conseco or any of their representatives, which source was not itself bound by a confidentiality agreement with HPLP, API, Conseco or any of their representatives, or (iv) is required to be disclosed by law or order of a court or governmental body, and (b) if the Closing hereunder shall not occur, shall return to HPLP all documents and copies thereof delivered to Pegasus by HPLP, API or either of their representatives hereunder or in connection herewith and return to Conseco all documents and copies thereof delivered to Pegasus by Conseco or its representatives hereunder or in connection therewith.

                                   ARTICLE IX.

                              COVENANTS OF CONSECO

        SECTION 9.01. ACTIONS BEFORE THE CLOSING. From the date hereof until and including the Closing Date:

               (a) Conseco shall not do any act that would cause any of its representations or warrants in this Agreement to be or become untrue in any material respect.

               (b) Upon the terms and subject to the conditions of this Agreement, Conseco shall use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable, consistent with applicable law, to consummate and make effective the transactions contemplated hereby, including action necessary to obtain all consents, waivers, authorizations, and approvals of all governmental and regulatory authorities, and of all other Persons required to be obtained or made by Conseco in connection with its execution, delivery, and performance of this Agreement, and Conseco shall provide to the Indiana Horse Racing Commission or, if the Conseco Option has been exercised, to the Board or, if appropriate, to API or CDMC, or their representatives, all information required by the Indiana Horse Racing Commission or the Board for the approval of the sale of API's Partnership Interest to Conseco.

               (c) Conseco shall promptly deliver to API and Pegasus any information concerning events subsequent to the date of this Agreement which is necessary to supplement the representations and warranties of Conseco contained herein in order that the information contained in this Agreement is true and correct in all material respects.


                                                                January 31, 1996
                                       16

        SECTION 9.02.  ACTIONS AT THE CLOSING.  At the Closing,

               (a)    Conseco shall deliver all of the documents listed in
        SECTION 11.03 of this Agreement;


               (b) Conseco shall execute and deliver to CDMC the Conseco Pledge Agreement.

        SECTION 9.03. CONSENTS. Conseco consents to the execution of the Amended and Restated Management Agreement and the Amended
Trademark License Agreement.

        SECTION 9.04. CONFIDENTIALITY. Conseco (a) shall not directly or indirectly use, for its own benefit or otherwise, or disclose to any other Person any of the information acquired from HPLP, API or either of their representatives pursuant to this Agreement or in connection with the transactions contemplated hereby, except to the extent that such information
(i) is or becomes generally available to the trade or the public other than as a result of a disclosure by Conseco or its representatives, (ii) was available to Conseco prior to disclosure to Conseco by HPLP, API or either of their representatives, (iii) becomes available to Conseco from a source other than HPLP, API or either of their representatives, which source was not itself bound by a confidentiality agreement with HPLP, API or either of their representatives, or (iv) is required to be disclosed by law or order of a court or governmental body, and (b) if the Closing hereunder shall not occur, shall return to HPLP all documents and copies thereof delivered to Conseco by HPLP, API or either or their representatives hereunder or in connection herewith.

                                   ARTICLE X.

                            CONDITIONS TO OBLIGATIONS

        SECTION 10.01. CONSECO. Conseco's obligation to consummate the transactions at the Closing as contemplated by ARTICLE XI of this Agreement is subject to the satisfaction or waiver by Conseco of each of the following conditions:

               (a) The representations and warranties of API and Pegasus set forth above shall be true and correct on the Closing Date;

               (b) API, HPLP and Pegasus shall have performed and complied with all covenants, conditions and obligations required by this Agreement;

               (c) Conseco shall have received the documents listed in SECTIONS 11.02 and 11.04 of this Agreement;

               (d) CDMC shall have released the Initial Partnership Interest from the API Pledge Agreement; and



                                                                January 31, 1996
                                       17

               (e) the Board of Directors of each of API, CDMC and CDI shall have approved this Agreement and the transactions contemplated hereby on or before December 21, 1995 and API shall have obtained all other consents and approvals required to be obtained pursuant to SECTION 7.01 of this Agreement.

        SECTION 10.02. API. API's obligation to consummate the transactions at the Closing as contemplated by ARTICLE XI of this Agreement is subject to the satisfaction or waiver by API of each of the following conditions:

               (a) The representations and warranties of Conseco and Pegasus set forth above shall be true and correct on the Closing Date;

               (b) Conseco and Pegasus shall have performed and complied with all covenants, conditions and obligations required by this Agreement;

               (c) API shall have received the documents listed in SECTIONS 11.03 and 11.04 of this Agreement; and

               (e) The Board of Directors of each of API, CDMC and CDI shall have approved this Agreement and the transactions contemplated hereby and API shall have obtained all other consents and approvals required to be obtained pursuant to SECTION 7.01 of this Agreement.

                                   ARTICLE XI.

                                     CLOSING

        SECTION 11.01. CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Ice Miller Donadio & Ryan, One American Square, Indianapolis, Indiana 46282-0002, or at such other place as may be mutually agreed upon in writing by API and Conseco, within five (5) days after fulfillment of (a) all the conditions set forth in
SECTION 10.01 of this Agreement that have not been waived in writing by Conseco, and (b) all the conditions set forth in SECTION 10.02 of this Agreement that have not been waived in writing by API, or at such other time as may be mutually agreed upon in writing by API and Conseco (the "Closing Date"). All proceedings to be taken and all documents to be executed and delivered at the Closing shall be deemed to have been taken and executed simultaneously, and no proceedings shall be deemed taken nor any documents executed or delivered until all have been taken, executed or delivered.

        SECTION 11.02. DOCUMENTS TO BE DELIVERED BY API. At the Closing, API shall deliver, or shall cause to be delivered, to Conseco the following:

               (a) A duly executed Bill of Sale and Assignment substantially in the form of EXHIBIT A;



                                                                January 31, 1996
                                       18

               (b) Certificates of the Secretary or an Assistant Secretary of each of API, CDMC and CDI, dated the Closing Date, setting forth the resolutions of the Boards of Directors of each of API, CDMC and CDI, respectively, which authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and certifying that such resolutions have not been amended or rescinded and are in full force and effect;

               (c) Copies of all consents and approvals required to be obtained pursuant to SECTION 7.01(B) of this Agreement, including the consent of the Indiana Horse Racing Commission and, if the Conseco Option has been exercised, of the Board.

               (d) A duly executed Amended and Restated HPLP Limited Partnership Agreement substantially in the form of EXHIBIT B;

               (e) A duly executed Financing Document substantially in the form of EXHIBIT C;

               (f) The Amended and Restated Management Agreement duly executed by CDMC substantially in the form of EXHIBIT D;

               (g) The Financial Advisory Agreement duly executed by CDMC substantially in the form of Exhibit E.

               (h)    A duly executed  Amended   Trademark   License   Agreement
        substantially in the form of Exhibit F.

               (i)    Such other documents, instruments or  agreements as may be
        reasonably   requested  by  Conseco  to  effectuate   the   transactions
        contemplated by this Agreement.

        SECTION 11.03. DOCUMENTS TO BE DELIVERED BY CONSECO. At the Closing, Conseco shall deliver, or shall cause to be delivered, to API the following:

               (a) A certified or bank cashier's check made payable to API in the amount of the Purchase Price or evidence reasonably satisfactory to API of a wire transfer of funds to the account designated by API in an amount equal to the Purchase Price;

               (b) A certificate of the Secretary or an Assistant Secretary of Conseco, Inc. and Conseco, dated the Closing Date, setting forth a copy of the resolutions of the Investment Committee of the Board of Directors of Conseco, Inc. and of Conseco, respectively, which authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and certifying that such resolutions have not been amended or rescinded and are in full force and effect;

               (c) Copies of all consents and approvals required to be obtained pursuant to SECTION 9.01(B) of this Agreement;



                                                                January 31, 1996
                                       19

               (d) A duly executed Amended and Restated HPLP Limited Partnership Agreement substantially in the form of EXHIBIT B;

               (e) A duly executed Financing Document substantially in the form of EXHIBIT C;

               (f)    A duly executed   Financial Advisory Agreement
        substantially in the form of EXHIBIT E;

               (g) A duly executed Conseco Pledge Agreement substantially in the form of EXHIBIT G;

               (h) Such other documents, instruments or agreements as may be reasonably requested by API to effectuate the transactions contemplated by this Agreement.

        SECTION 11.04. DOCUMENTS TO BE DELIVERED BY PEGASUS. At the Closing, Pegasus shall deliver or cause to be delivered, to both Conseco and API the following:

               (a) A certificate of the Secretary or an Assistant Secretary of Pegasus, dated the Closing Date, setting forth a copy of the resolutions of the Board of Directors of Pegasus which authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and certifying that such resolutions have not been amended or rescinded and are in full force and effect;

               (b) A duly executed resignation of Roderick J. Ratcliff from the Board of Directors of API;

               (c) A duly executed Amended and Restated Limited HPLP Partnership Agreement substantially in the form of EXHIBIT B;

               (d) Such other documents, instruments or agreements as may be reasonably requested by either API or Conseco to effectuate the transactions contemplated by this Agreement.

                                  ARTICLE XII.

                                   TERMINATION

        SECTION 12.01.  CONDITIONS OF TERMINATION.

               (a) Notwithstanding anything to the contrary contained herein, this Agreement may be terminated, and the transactions contemplated hereby may be abandoned, at any time before the Closing, by mutual consent of API and Conseco.

               (b) API, Conseco and Pegasus have agreed, pursuant to SECTIONS 7.01(B), 8.01(B) AND 9.01(B) of this Agreement, to use their best efforts to take, or to cause to be taken, all actions necessary to effectuate the Closing. This Agreement shall terminate if the Closing in
        Section 11.01 has not occurred on or before April 1, 1996; provided, that, if the parties are

                                                                January 31, 1996
                                       20
        diligently proceeding with fulfilling all of the conditions for Closing and the inability to deliver the consents and approvals required by
        SECTION 11.02(C) and SECTION 11.03(C) are beyond the control of either API or Conseco, then this Agreement shall be extended until May 31, 1996; and, provided further that, after the execution of this Agreement, API, Conseco and Pegasus each agree to provide to either API or Conseco, as the case may be, within ten (10) days after a request, all information necessary to file for, and complete, the applications for the consents and approvals required for the Closing, and a failure to do so shall be good cause for not extending this Agreement after April 1, 1996.

        SECTION 12.02. EFFECT OF TERMINATION. In the event of termination pursuant to SECTION 12.01 of this Agreement, this Agreement shall terminate and have no further effect, with no liability on the part of any party hereto, other than liability arising out of a breach by that party of any covenant or agreement contained herein.

                                  ARTICLE XIII.

                                 INDEMNIFICATION

        SECTION 13.01. INDEMNIFICATION BY API. After the Closing and subject to the provisions of SECTION 13.06 of this Agreement, API and CDMC shall indemnify and hold harmless Conseco and its successors and their respective shareholders, officers, directors and agents from and against any and all damages, losses, obligations, liabilities, claims, encumbrances, penalties, costs and expenses, including reasonable attorneys' fees, (each a "Claim") arising from or relating to any misrepresentation, breach of warranty or nonfulfillment of any of the covenants and agreements of API in this Agreement.

        SECTION 13.02. INDEMNIFICATION BY CONSECO. After the Closing, and subject to the provisions of SECTION 13.06 of this Agreement, Conseco shall indemnify and hold harmless API, CDMC and HPLP and its successors and their respective shareholders, officers, directors and agents from and against any and all Claims arising from or relating to any misrepresentation, breach of warranty or nonfulfillment of any of the covenants and agreements of Conseco in this Agreement.

        SECTION 13.03. INDEMNIFICATION BY PEGASUS. After the Closing, Pegasus shall indemnify and hold harmless API, CDMC, CDI and Conseco and their successors and their respective shareholders, officers, directors and agents from and against any and all Claims arising from or relating to any misrepresentation, breach of warranty or nonfulfillment of any of the covenants and agreements of Pegasus in this Agreement.

        SECTION 13.04. INDEMNIFICATION BY HPLP. After the Closing, HPLP shall indemnify and hold harmless API, Conseco and Pegasus and their successors and their respective shareholders, officers, directors and agents from and against any and all Claims arising from or relating to any nonfulfillment of any of the covenants and agreements of HPLP in this Agreement.



                                                                January 31, 1996
                                       21

        SECTION 13.05.  PROCEDURE.

               (a) Promptly (and in any event within 15 days after the service of any citation or summons) after acquiring knowledge of any Claim for which one of the parties hereto (the "Indemnified Party") may seek indemnification against another party (the "Indemnifying Party") pursuant to this ARTICLE XIII, the Indemnified Party shall give written notice thereof to the Indemnifying Party. Failure to provide notice shall not relieve the Indemnifying Party of its obligations under this
        ARTICLE XIII, except to the extent that the Indemnifying Party demonstrates actual damage caused by that failure. The Indemnifying
        Party shall have the right to assume the defense of any Claim with counsel reasonably acceptable to the Indemnified Party upon delivery of notice to that effect to the Indemnified Party. If the Indemnifying Party, after written notice from the Indemnified Party, fails to take timely action to defend the action resulting from the Claim, the Indemnified Party shall have the right to defend the action resulting from the Claim by counsel of its own choosing, but at the cost and expense of the Indemnifying Party. The Indemnified Party shall have the right to settle or compromise any Claim against it, and, as the case may be, recover from the Indemnifying Party any amount paid in settlement or compromise thereof, if it has given written notice thereof to the Indemnifying Party and the Indemnifying Party has failed to take timely action to defend the same. The Indemnifying Party shall have the right to settle or compromise any claim against the Indemnified Party without the consent of the Indemnified Party provided that the terms of the settlement or compromise provide for the unconditional release of the Indemnified Party and require the payment of monetary damages only.

               (b) Upon its receipt of any amount paid by the Indemnifying Party pursuant to this Article XIII, the Indemnified Party shall deliver to the Indemnifying Party such documents as it may reasonably request assigning to the Indemnifying Party any and all rights, to the extent indemnified, that the Indemnified Party may have against third parties with respect to the Claim for which indemnification is being received.

        SECTION 13.06. LIMITATIONS ON INDEMNIFICATION. Notwithstanding any other provision of this Agreement, no party hereto shall be required to pay an indemnification payment to the Indemnified Party with respect to any Claim or Claims if the payment of such indemnification amount would cause the aggregate amount paid by such Indemnifying Party pursuant to this Article XIII to exceed the purchase price for the Initial Partnership Interest with respect to claims asserted within one year after the Closing and if the Conseco Option is exercised, the purchase price of the Additional Partnership Interest with respect to Claims asserted within one year after the Option Closing.


                                                                January 31, 1996
                                       22

                                  ARTICLE XIV.

                                  MISCELLANEOUS

        SECTION 14.01. PUBLIC ANNOUNCEMENTS. No party shall make any press release or public announcement concerning this transaction prior to or after the Closing Date, except as expressly permitted by the other parties, or except as required by law, regulation or order of a governmental authority.

        SECTION 14.02. EXPENSES. Except as otherwise provided herein, each of the parties hereto shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby, including, without limitation, any legal and accounting fees, whether or not the transactions contemplated hereby are consummated.

        SECTION 14.03. SURVIVAL OF REPRESENTATIONS. All representations, warranties and covenants contained in this Agreement shall be continuous and shall survive for a period of one (1) year after the Closing Date and the Option Closing Date, as the case may be.

        SECTION 14.04. NOTICES. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of service if served personally on the party to whom notice is to be given, (b) on the day of transmission if sent via facsimile transmission to the facsimile number given below, provided that telephonic confirmation of receipt is obtained promptly after completion of transmission, (c) on the day after delivery to a nationally recognized overnight courier service or the Express Mail service maintained by the United States Postal Service, or (d) on the fifth (5th) day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and addressed as follows:

        If to Conseco, to:                  Conseco HPLP, L.L.C.
                                            11825 North Pennsylvania Street
                                            P.O. Box 1911
                                            Carmel, Indiana 46032
                                            Attention:  Lawrence W. Inlow
                                            Executive Vice President

                                            Tel. No. (317) 817-6163
                                            Fax No.  (317) 817-6327

        With a copy to:                     Conseco, Inc.
                                            745 Fifth Avenue, Suite 2700
                                            New York, New York  10151
                                            Attention:  Ngaire E. Cuneo
                                            Executive Vice President

                                            Tel. No. (212) 644-1299
                                            Fax No.  (212) 980-6122

which copy shall not constitute notice for the purposes of this Agreement.



                                                                January 31, 1996
                                       23

        If to API, to:                      Anderson Park, Inc.
                                            700 Central Avenue
                                            Louisville, KY 40208
                                            Attention:  Jeffrey M. Smith

                                            Tel. No.   (502) 636-4419
                                            Fax No.    (502) 633-4439

        With a copy to:                     Churchill Downs, Inc.
                                            700 Central Avenue
                                            Louisville, Kentucky 40208
                                            Attention:  Alexander M. Waldrop

                                            Tel. No.: (502) 636-4419
                                            Fax No.:  (502) 636-4439

which copy shall not constitute notice for the purposes of this Agreement.

        If to Pegasus, to:                  Pegasus Group, Inc.
                                            134 West State Street
                                            West Lafayette, Indiana 47906
                                            Attention:  Roderick J. Ratcliff

                                            Tel. No. (317) 743-5988
                                            Fax No.  (317) 743-6073

        With a copy to:                     Sommer & Barnard
                                            4000 Bank One Tower
                                            111 Monument Circle
                                            Indianapolis, Indiana  46244-0363
                                            Attention:  Robert J. Hicks

                                            Tel. No. (317) 630-4000
                                            Fax No.  (317) 236-9802

which copy shall not constitute notice for the purposes of this Agreement.

        If to HPLP, to:                     Hoosier Park, L.P.
                                            700 Central Avenue
                                            Louisville, Kentucky  40208
                                            Attention:  Jeffrey M. Smith

                                            Tel. No.  (502) 636-4421
                                            Fax No.   (502) 636-4577

        With a copy to:                     Hoosier Park, L.P.
                                            702 Central Avenue
                                            Louisville, Kentucky  40208
                                            Attention:  Alexander M. Waldrop

                                            Tel. No. (502) 636-4419
                                            Fax No.  (502) 636-4439

which copy shall not constitute notice for the purposes of this Agreement.


                                                                January 31, 1996
                                       24

        Any party may change its address for the purpose of this SECTION 14.04 by giving the other parties written notice of its new address in the manner set forth above.

        SECTION 14.05. SEVERABILITY. If any provision of this Agreement is declared by any court or other governmental body to be null, void, or unenforceable, this Agreement shall be construed so that the provision at issue shall survive to the extent it is not so declared and that all of the other provisions of this Agreement shall remain in full force and effect.

        SECTION 14.06.  ENTIRE  AGREEMENT.  This  Agreement  contains the entire understanding among the parties hereto with respect to the transactions contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to those transactions. All exhibits and schedules hereto are expressly made a part of this Agreement as fully as though completely set forth herein.

        SECTION 14.07. AMENDMENTS; WAIVERS. This Agreement may be amended or modified, and any of the terms, covenants, representations, warranties, or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be or construed as a further or continuing waiver of any condition or of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.

        SECTION 14.08. PARTIES IN INTEREST. Nothing in this Agreement is intended to confer any rights or remedies, under or by reason of this Agreement on any Person other than Conseco, API, Pegasus, HPLP, CDMC and CDI and their respective successors and permitted assigns.

        SECTION 14.09. SUCCESSORS AND ASSIGNS. No party hereto shall assign or delegate this Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto, and any attempted assignment or delegation without prior written consent shall be void and of no force or effect, except that Conseco has the right to assign all or a portion of the Partnership Interest to another direct or indirect wholly-owned subsidiary of Conseco, Inc. and API has the right to assign all or a portion of its interests in the Partnership to another direct or indirect wholly-owned subsidiary of CDI.

        SECTION 14.10. GOVERNING LAW; JURISDICTION. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Indiana (without giving effect to the principles of conflicts of laws thereof). The parties hereto irrevocably agree and consent to the exclusive jurisdiction of the courts of the State of Indiana and the federal courts of the United States, sitting in Indianapolis, Indiana, for the adjudication of any matters arising under or in connection with this Agreement.

        SECTION 14.11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall together constitute the same instrument.

        SECTION 14.12. SCHEDULE UPDATE. From the date hereof to the Closing Date, API shall have the right to revise and update any of the schedules hereto and such updates shall be deemed accepted by Conseco, unless within fifteen (15) days of notice of any such revision and update (including a copy of the revised schedule marked to show changes) Conseco objects in writing to such revised and updated schedule.

        IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed by their duly authorized representatives, this Agreement as of the date first above written.

                                    ANDERSON PARK, INC.



                                    By:  ---------------------------

                                         Jeffrey M. Smith, President

                                    CONSECO HPLP, L.L.C.

                                    By:  CONSECO, INC., its
                                                   Managing Member



                                    By:  /s/Lawrence W. Inlow
                                         ----------------------------
                                         Lawrence W. Inlow, Executive
                                         Vice President

                                    PEGASUS GROUP, INC.



                                    By:  /s/Roderick J. Ratcliff
                                         ----------------------------
                                         Roderick J. Ratcliff, President


                                    HOOSIER PARK, L.P.,

                                    By:  ANDERSON PARK, INC.,
                                         its General Partner



                                     By: /s/Jeffrey M. Smith
                                         ----------------------------
                                         Jeffrey M. Smith, President



                                       26